LETTER AGREEMENT

By this Letter Agreement entered into as of January 23, 2007, for good and valuable consideration the adequacy of which is hereby acknowledged, and intending to be legally bound, the Shareholders and IMTT Holdings Inc. (collectively with its subsidiaries, the “Company”) agree to the following:

(i) Section 4(a)(i) of the Shareholders’ Agreement is hereby amended to replace December 31, 2007 with December 31, 2008;

(ii) Section 4(a)(ii), Section 4(d) and Section 4(e) of the Shareholders’ Agreement are hereby amended to replace March 31, 2008 with March 31, 2009 and Section 5(a) of the Shareholders’ Agreement is hereby amended to replace September 30, 2007 with March 31, 2009;

(iii) Section 4(c) of the Shareholders’ Agreement is deleted in its entirety; and

(iv) The letter agreement dated November 1, 2006 between the Shareholders and the Company is hereby terminated.

The Shareholders and the Company further agree that this Letter Agreement constitutes an amendment to the Shareholders Agreement dated April 14, 2006 between the Shareholders and the Company (the “Shareholders’ Agreement”) and that, except as set forth herein, that Shareholders’ Agreement shall remain in full force and effect. Capitalized terms in this Letter Agreement shall be as defined in the Shareholders’ Agreement unless otherwise defined herein. This Amendment may be executed and delivered (including by facsimile transmission) in one or more counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. This Letter Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware.

IMTT HOLDINGS INC.

By:	/s/ THOMAS B. COLEMAN
Name: THOMAS B. COLEMAN
Title: CHIEF EXECUTIVE OFFICER

SHAREHOLDERS:

MACQUARIE TERMINAL HOLDINGS LLC

By:	Macquarie Infrastructure Company Inc. (d/b/a Macquarie Infrastructure Company (US))

By:	/s/ PETER STOKES
Name: PETER STOKES
Title: CHIEF EXECUTIVE OFFICER

CURRENT BENEFICIAL SHAREHOLDERS ARE HEREIN REPRESENTED BY:

JAMES J. COLEMAN JR., THOMAS B. COLEMAN AND JAMES OWEN COLEMAN, TRUSTEES OF VOTING TRUST AGREEMENT DATED MAY 2, 2006 AS AMENDED ON JANUARY 11, 2007

By:	/s/ THOMAS B. COLEMAN
THOMAS B. COLEMAN, TRUSTEE

By:	/s/ JAMES J. COLEMAN JR.
JAMES J. COLEMAN JR., TRUSTEE

By:	/s/ JAMES O. COLEMAN
JAMES O. COLEMAN, TRUSTEE